UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  October 14, 2011

CEPHALON, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-19119 (Commission File Number)	23-2484489 (IRS Employer Identification No.)

41 Moores Road Frazer, Pennsylvania (Address of Principal Executive Offices)	19355 (Zip Code)

(610) 344-0200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On October 14, 2011, Copper Merger Sub, Inc., a Delaware corporation (assignee of Copper Acquisition Corp., a Delaware corporation, “Merger Sub”) completed its merger (the “Merger”) with and into Cephalon, Inc. a Delaware corporation (the “Company”), as result of which the Company has been acquired by, and is indirectly wholly owned by, Teva Pharmaceutical Industries Ltd., an Israeli corporation (“Teva”).  The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of May 1, 2011 (“Merger Agreement”) by and among Teva, Copper Acquisition Corp. and the Company.  The Merger became effective at 8:40  a.m. Eastern Time on October 14, 2011 (the “Effective Time”).

Section 2 — Financial Information

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, on October 14, 2011, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation and becoming an indirect wholly owned subsidiary of Teva.  Pursuant to the Merger Agreement, (i) each outstanding share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), including restricted stock awards, was converted into the right to receive $81.50 in cash, without interest and less any applicable withholding taxes (the “Merger Consideration”) and (ii) each outstanding option to purchase Common Stock was cancelled in exchange for the right to receive the excess of the Merger Consideration over the exercise price of such option, less applicable withholding taxes.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated by reference to Exhibit 2.1 to this Current Report on Form 8-K.  A copy of the joint press release issued by Teva on October 14, 2011 to announce the completion of the Merger is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

First Supplemental Indenture to June 7, 2005 Indenture

On October 14, 2011, the Company entered into a First Supplemental Indenture (the “2005 Supplemental Indenture”) with U.S. Bank National Association, (“U.S. Bank”), as trustee, to that certain Indenture, dated as of June 7, 2005 (the “2005 Indenture”), pursuant to which the Company issued 2.00% convertible senior subordinated notes due 2015 (the “2015 Notes”). Pursuant to the 2005 Indenture, the Company and U.S. Bank are required to enter into the 2005 Supplemental Indenture to provide that at or after the Effective Time, each holder of 2015 Notes shall be entitled thereafter, during the period such 2015 Notes shall be convertible as specified in the Indenture, to convert their 2015 Notes into cash and, with respect to the portion of the Conversion Obligation (as defined in the 2005 Indenture) in excess (if any) of the principal amount of the 2015 Notes being converted, the kind and amount of shares of stock and other securities and property (including cash) receivable upon such merger by a holder of the number of shares of Common Stock (the “Reference Property”), that would otherwise have been deliverable upon conversion of such 2015 Notes immediately prior to the Merger. The Reference Property shall be equal to $1,745.18 per $1,000 aggregate principal amount of the 2015 Notes based on a Conversion Rate (as defined in the 2005 Indenture) of 21.4133. In addition, holders of 2015 Notes who elect or have elected to convert their 2015 Notes from and after September 4, 2011 until the second Trading Day (as defined in the 2005 Indenture) immediately preceding the Fundamental Change Purchase Date (as defined in the 2005 Indenture), shall be entitled to receive a Make Whole Premium (as defined in the 2005 Indenture) equal to $28.87 per $1,000 aggregate principal amount of the 2015 Notes.

The foregoing description of the 2005 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2005 Supplemental Indenture, which is incorporated by reference to Exhibit 4.1 to this Current Report on Form 8-K.

First Supplemental Indenture to May 27, 2009 Indenture

On October 14, 2011, the Company entered into a First Supplemental Indenture (the “2009 Supplemental Indenture”) with U.S. Bank, as trustee, to that certain Indenture, dated as of May 27, 2009 (the “2009 Indenture”), pursuant to which the Company issued 2.50% convertible senior subordinated notes due 2014 (the “2014 Notes”). Pursuant to the 2009 Indenture, the Company and U.S. Bank are required to enter into the 2009 Supplemental Indenture to provide that at or after the Effective Time, each holder of 2014 Notes shall be entitled thereafter, during the period such 2014 Notes shall be convertible as specified in the Indenture, to convert their 2014 Notes into the type and amount of shares of stock, other securities or other property or assets (including cash or any combination thereof) that a holder of a number of shares of the Common Stock equal to the Conversion Rate (as defined in the 2009 Indenture) immediately prior to the Merger would have owned or been entitled to receive upon such

Merger.  Accordingly, after giving effect to the 2009 Supplemental Indenture, holders electing to convert the 2014 Notes in accordance with the 2009 Indenture will be entitled to receive $1,181.16 per $1,000 aggregate principal amount of the 2014 Notes based on a Conversion Rate of 14.4928.  Holders of 2014 Notes electing to convert their 2014 Notes from and after the Effective Time until the second Scheduled Trading Day (as defined in the 2009 Indenture) immediately preceding the related Fundamental Change Purchase Date (as defined in the 2009 Indenture) will be entitled to receive $1,254.18 per $1,000 aggregate principal amount of the 2014 Notes based on a Conversion Rate of 15.3887, which includes the 0.8959 additional shares required to be delivered in connection with a Make Whole Adjustment Event (as defined in the 2009 Indenture) pursuant to Section 4.02 of the 2009 Indenture.

The foregoing description of the 2009 Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the 2009 Supplemental Indenture, which is incorporated by reference to Exhibit 4.2 to this Current Report on Form 8-K.

Section 3 — Securities and Trading Markets

Item 3.01  Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on October 14, 2011, the Company notified the NASDAQ Global Select Market (“Nasdaq”) that each outstanding share of Common Stock was converted in the Merger into the Merger Consideration and requested that Nasdaq file with the Securities and Exchange Commission (“SEC”) an application on Form 25 to delist and deregister the shares of Common Stock, which was filed on October 14, 2011. Trading of the Common Stock on Nasdaq was suspended as of the opening of trading on October 14, 2011. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the shares of Common Stock and the suspension of the Company’s reporting obligations under the Securities Exchange Act of 1934, as amended.

Item 3.03  Material Modification to Rights of Security Holders.

Pursuant to the Merger Agreement, each outstanding share of Common Stock was converted in the Merger into the right to receive the Merger Consideration.  Upon the Effective Time, the Company’s stockholders immediately prior to the Effective Time ceased to have any rights as stockholders in the Company (other than their right to receive the Merger Consideration) and accordingly no longer have any interest in the Company’s future earnings or growth.  See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above for additional information, which is incorporated herein by reference.

Section 5 — Corporate Governance and Management

Item 5.01  Change in Control Registrant.

As a result of the Merger, the Company became an indirect wholly owned subsidiary of Teva.  The aggregate consideration paid by Teva in the Merger was approximately US $6.55 billion.  Teva financed the acquisition through the assumption of debt.  See the disclosure regarding the Merger Agreement and the Merger under Item 2.01 above and Item 5.02 below for additional information, which is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement, upon consummation of the Merger on October 14, 2011, the directors and executive officers of the Company were effectively removed and replaced by the directors and executive officers of Merger Sub.  These resignations were not a result of any disagreements between the Company and the former directors on any matter relating to the Company’s operations, policies or practices.

Section 8 — Other Events

Item 8.01  Other Information.

On October 13, 2011, the Company and Teva issued a press release announcing that they had received approval from the European Commission to proceed with Teva’s acquisition of the Company. The Company hereby incorporates by reference the press release dated October 3, 2011, attached hereto as Exhibit 99.2 and made a part of this Item 8.01.

Section 9 — Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated May 1, 2011, by and among Teva Pharmaceutical Industries Ltd., an Israeli corporation, Copper Acquisition Corp., and Cephalon, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 2, 2011)

4.1	First Supplemental Indenture to June 7, 2005 Indenture, dated October 14, 2011, by and between Cephalon, Inc., as issuer, and U.S. Bank National Association, as trustee.
4.2	First Supplemental Indenture to May 27, 2009 Indenture, dated October 14, 2011, by and between Cephalon, Inc., as issuer, and U.S. Bank National Association, as trustee.
99.1	Press Release issued by Teva Pharmaceutical Industries Ltd. on October 14, 2011.
99.2	Joint Press Release issued by Cephalon, Inc. and Teva Pharmaceutical Industries Ltd. on October 13, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2011

CEPHALON, INC.

	By:	/s/William S. Marth
		Name:	William S. Marth
		Title:	President

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated May 1, 2011, by and among Teva Pharmaceutical Industries Ltd., an Israeli corporation, Copper Acquisition Corp., and Cephalon, Inc. (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed on May 2, 2011)

4.1	First Supplemental Indenture to June 7, 2005 Indenture, dated October 14, 2011, by and between Cephalon, Inc., as issuer, and U.S. Bank National Association, as trustee.

4.2	First Supplemental Indenture to May 27, 2009 Indenture, dated October 14, 2011, by and between Cephalon, Inc., as issuer, and U.S. Bank National Association, as trustee.

99.1	Press Release issued by Teva Pharmaceutical Industries Ltd. on October 14, 2011.

99.2	Joint Press Release issued by Cephalon, Inc. and Teva Pharmaceutical Industries Ltd. on October 13, 2011.